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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported):     November 4, 1994
                                                           ----------------

                                CML GROUP, INC.
     ----------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
     ----------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


                0-12628                              04-2451745
     -------------------------      ---------------------------------------
      (Commission File Number)      (I.R.S. Employer Identification No.)


       524 Main Street, Acton, Massachusetts                       01720
     ----------------------------------------------------------------------
     (Address of Principal Executive Offices)                   (Zip Code)


                               (508) 264-4155
     ----------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
     ----------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)





Exhibit Index begins on page 4.
Page 1 of 5 pages.
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ITEM 5.  OTHER EVENTS.
         -------------

        On November 4, 1994, CML Group, Inc. (the "Company") announced the filing of a class action lawsuit in the United States District Court for the District of Massachusetts against the Company and Charles M. Leighton and G. Robert Tod, the Chairman and President of the Company, respectively. The Company issued the press release attached as Exhibit (99) hereto regarding the lawsuit.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ----------------------------------

     (a)  Financial Statements of Business Acquired.
          ------------------------------------------

          Not applicable.

     (b)  Pro Forma Financial Information.
          --------------------------------

          Not applicable.

     (c)  Exhibits.
          ---------

          (99) Press Release dated November 4, 1994.





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                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 1994                 CML GROUP, INC.
                                        (Registrant)



                                        /s/ Glenn E. Davis
                                        ---------------------------
                                        By:   Glenn E. Davis
                                              Vice President and
                                              Controller






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

                               INDEX TO EXHIBITS


Exhibit
Number                                                   Page No.
- - -------                                                  --------
 (99)     Press Release dated November 4, 1994.            5











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